Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
Note 8:	Commitments and Contingencies

We are a defendant in a lawsuit filed on August 6, 1999, in the Texas District Court, Austin, Texas, now styled Delia Bolanos Andrade, et al., Plaintiffs, v. Citizens Insurance Company of America, et al., Defendants in which a class was originally certified by the trial court and reversed by the Texas Supreme Court in 2007 with an order to the trial court to conduct further proceedings consistent with its ruling.  The underlying lawsuit alleged that certain life insurance policies CICA made available to non-U.S. residents, when combined with a policy feature that allowed certain cash benefits to be assigned to two non-U.S. trusts for the purpose of accumulating ownership of our Class A common stock, along with allowing the policyholders to make additional contributions to the trusts, were actually offers and sales of securities that occurred in Texas by unregistered dealers in violation of the Texas securities laws.  The remedy sought was rescission and return of the insurance premium payments.  On December 9, 2009, the trial court denied the recertification of the class after conducting additional proceedings in accordance with the Texas Supreme Court's ruling.  The remaining plaintiffs must now proceed individually, and not as a class, if they intend to pursue their claims against us.  Since the December 9, 2009 trial court ruling, no individual cases have been further pursued by the plaintiffs.  The probability of the plaintiffs further pursuing their cases individually is unknown.  An estimate of any possible loss or range of losses cannot be made at this time in regard to individuals pursuing claims.  However, should the plaintiffs further pursue their claims individually, we intend to vigorously defend any proceedings.

SPFIC is a defendant in a putative class action lawsuit in Louisiana styled The State of Louisiana v. AAA Insurance (the "Road Home Litigation"), which was filed in the Civil District Court for the Parish of Orleans on August 23, 2007.  The Louisiana Attorney General filed the Road Home Litigation as a putative class action lawsuit in state court against SPFIC and approximately 200 other insurers on behalf of the State of Louisiana, as assignee, and on behalf of a class of Road Home fund recipients alleging that SPFIC and the other insurers have failed to pay all damages owed under their policies. The insurers removed the matter to federal court.  The defendants filed a motion to dismiss, and in March 2009, the district court granted part of the defendants' motion, dismissing all of the extra-contractual claims, including the bad faith and breach of fiduciary duty claims. As a result, the remaining claims are for breach of contract and declaratory relief on the alleged underpayment of claims by the insurers.  The court did not dismiss the class action allegations.  The defendants also had moved to dismiss the complaint on grounds that the State had no standing to bring the lawsuit as an assignee of insureds because of anti-assignment language in the insurers' policies.  The court denied the defendants' motion for reconsideration on the assignment issue but found the matter was ripe for consideration by the federal appellate court.  The defendants filed a petition for permission to appeal to the Fifth Circuit.  The Fifth Circuit accepted review. On July 20, 2011, the Fifth Circuit ruled there was no public policy which precludes an anti-assignment clause from applying to post loss assignments, but the anti-assignment language must be evaluated on a policy by policy basis and unambiguously express that the non-assignment clause applies to post-loss assignments. In October 2011, the United States District Court for the Eastern District of Louisiana denied the State's motion to remand to state court. The Road Home Litigation remains pending in federal district court. The State has yet to identify the specific claims it contends are at issue in the Road Home Litigation, or the alleged deficiencies in adjusting those claims. Each individual claim at issue will require an individual analysis. A number of the claims may be subject to individual defenses. To date, there has been no discovery in the Road Home Litigation.  We anticipate the State will vigorously pursue the matter in the district court and are uncertain as to the impact a case by case analysis of claims will have on SPFIC.  An estimate of possible loss or range of loss cannot be made at this time as a result of the Fifth Circuit or federal district court's rulings in the Road Home Litigation.  SPFIC intends to vigorously defend any remaining proceedings.

SPFIC is vigorously defending a number of matters in various stages of development filed in the aftermath of Hurricane Katrina and Hurricane Rita in addition to the Road Home Litigation, including a number of individual lawsuits, which are immaterial to the Company's financial statements.

At this time we cannot estimate any possible loss or range of losses in regard to either Delia Bolanos Andrade, et al., Plaintiffs, v. Citizens Insurance Company of America, et al., Defendants or the Road Home Litigation.

We are defending these claims vigorously.  However, in doing so, we continue to incur significant defense costs, including attorneys' fees, other direct litigation costs and the expenditure of substantial amounts of management time that otherwise would be devoted to our business.  If we suffer an adverse judgment as a result of either of these claims, it could have a material adverse effect on our business, results of operations and financial condition.

We have the following lease commitments as of December 31, 2011 with the payments due by the periods indicated below.

Lease Commitments
(In thousands)

Less than 1 year	$472
1 year to 3 years	528
3 years to 5 years	121
More than 5 years	-
Total	$1,121

Operating lease expense was $0.5 million for the years ended December 31, 2011 and 2010 and $0.4 million for 2009.